                                                                   EXHIBIT 99.3


FORWARD LOOKING STATEMENTS AND RESPONSIBILITY
================================================================================
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this announcement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. CCL has tried, wherever possible, to identify such statements by using words such as "anticipate," "assume," "believe," "expect," "intend," "plan" and words and terms of similar substance in connection with any discussion of future operating or financial performance. These forward-looking statements, including those which may impact the forecasting of CCL's net revenue yields, booking levels, price, occupancy or business prospects, involve known and unknown risks, uncertainties and other factors, which may cause CCL's actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions which may impact levels of disposable income of consumers and the net revenue yields for CCL's cruise products; consumer demand for cruises and other vacation options; other vacation industry competition; effects on consumer demand of armed conflicts, political instability, terrorism, the availability of air service and adverse media publicity; increases in cruise industry and vacation industry capacity; continued availability of attractive POC destinations; changes in tax laws and regulations; CCL's ability to implement its shipbuilding program and to continue to expand its business outside the North American market; CCL's ability to attract and retain shipboard crew; changes in foreign currency rates, security expenses, food, fuel, insurance and commodity prices and interest rates; delivery of new ships on schedule and at the contracted prices; weather patterns; unscheduled ship repairs and dry-docking; incidents involving cruise ships; impact of pending or threatened litigation; and changes in laws and regulations applicable to CCL.

CCL cautions the reader that these risks may not be exhaustive. CCL operates in a continually changing business environment, and new risks emerge from time to time. CCL cannot predict such risks nor can it assess the impact, if any, of such risks on its business or the extent to which any risk, or combination of risks may cause actual results to differ from those projected in any forward-looking statements. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. CCL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

   CCL PLANS TO FILE A REGISTRATION STATEMENT ON FORM S-4 AND A STATEMENT ON SCHEDULE TO WITH THE US SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE OFFER. THE FORM S-4 WILL CONTAIN A PROSPECTUS AND OTHER DOCUMENTS RELATING
  TO THE OFFER. CCL PLANS TO MAIL THE PROSPECTUS CONTAINED IN THE FORM S-4 TO SHAREHOLDERS OF POC WHEN THE FORM S-4 IS FILED WITH THE SEC. THE FORM S-4, THE
PROSPECTUS AND THE SCHEDULE TO WILL CONTAIN IMPORTANT INFORMATION ABOUT CCL, POC, THE OFFER AND RELATED MATTERS. INVESTORS AND STOCKHOLDERS SHOULD READ THE FORM S-4, THE PROSPECTUS, THE SCHEDULE TO AND THE OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE OFFER CAREFULLY BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE OFFER. THE FORM S-4, THE PROSPECTUS, THE SCHEDULE TO AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE OFFER WILL BE
 AVAILABLE WHEN FILED FREE OF CHARGE AT THE SEC'S WEB SITE, AT WWW.SEC.GOV. IN
     ADDITION, THE PROSPECTUS AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE OFFER WILL BE MADE AVAILABLE TO INVESTORS FREE OF CHARGE BY
 WRITING TO TIM GALLAGHER AT CARNIVAL CORPORATION, CARNIVAL PLACE, 3655 N.W. 87
                    AVENUE, MIAMI, FLORIDA, 33178-2428, US.

IN ADDITION TO THE FORM S-4, PROSPECTUS, THE SCHEDULE TO AND THE OTHER DOCUMENTS
   FILED WITH THE SEC IN CONNECTION WITH THE OFFER, CCL IS OBLIGATED TO FILE ANNUAL, QUARTERLY AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION
    WITH THE SEC. PERSONS MAY READ AND COPY ANY REPOCS, STATEMENTS AND OTHER INFORMATION FILED WITH THE SEC AT THE SEC'S PUBLIC REFERENCE ROOM AT 450 FIFTH
STREET, N.W., WASHINGTON, D.C. 20549. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOM. FILINGS WITH THE SEC ALSO ARE
 AVAILABLE       TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND
                 AT THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.

The Directors of CCL ("Directors") accept responsibility for the information in this presentation and to the best of their knowledge and belief (having taken all reasonable care to ensure that such is the case) the information contained in this presentation is in accordance with the facts and does not omit anything likely to affect the import of such information. The only responsibility accepted by the Directors for the information in this presentation concerning POC and RCL, which has been compiled from published sources, is that it has been correctly and fairly reproduced and presented

Merrill Lynch International and UBS Warburg, a business group of UBS AG, are acting as joint financial advisers and joint brokers exclusively to CCL and no one else in connection with the Offer and will not be responsible to anyone other than CCL for providing the protection afforded to clients respectively of Merrill Lynch International and UBS Warburg as the case may be or for providing advice in relation to the Offer.

================================================================================
                           [Carnival Corporation LOGO]



                              Analyst Presentation
                                17 December 2001
================================================================================

                 -----------------------------------------------
                     Micky Arison -- Chief Executive Officer
                 -----------------------------------------------

CCL's Core Management Team
================================================================================

o  Micky Arison     Chairman and Chief Executive Officer

o  Howard Frank     Vice Chairman and Chief Operating Officer

o  Gerry Cahill     Senior Vice President and Chief Financial Officer

CCL's Offer
================================================================================

o 200p in cash and 0.1361 CCL shares for each POC share

o Value of offer - 456p(1)

o 44% premium to price prior to RCL proposal(2)

o 27% premium to close on last business day(2)

o Sharing savings if POC reduces cost of poison pills

-----------------------
Notes:
(1)    CCL's closing price as at 14 December 2001--US$27.30
(2) POC pre-announcement price--317p, POC's closing price as at 14 December 2001--360p

CCL: A Superior Deal For POC Shareholders
================================================================================

CCL / POC                            RCL / POC
------------------------------------------------------------------------------
o 44% premium to pre-RCL proposal    o No premium
o 200p cash                          o No cash
o Fully values POC                   o Undervalues POC
o Simple transaction                 o Complex structure
o Strong partner                     o Weak partner
o Strong balance sheet               o Highly geared, constrained balance sheet
------------------------------------------------------------------------------

                Both transactions face similar regulatory issues

POC Shareholders Must Act Urgently
================================================================================


                   If POC shareholders approve RCL's proposal
                       CCL's superior offer CANNOT proceed


         Shareholders should instruct the board of POC to:

         o CHANGE ITS RECOMMENDATION TO CCL

         o DEFER OR ADJOURN OR NOT CALL EGM

CCL -- Profile
================================================================================

         o  Incorporated in 1974

         o  Floated on NYSE in July 1987

         o  Current market capitalisation US$16.0 billion(1)

         o  Arison family controls 47%

         o  Revenues US$4.4 billion(2)

         o  EBITDA US$1.4 billion(2)

         o CCL already operates in the UK vacation market through its UK-flagged luxury brand Cunard - owner of the QE2

-----------------------
Notes:
(1)     As at close 14 December 2001
(2)     Twelve months ended 31 August 2001

CCL Brands
================================================================================

                                    Segment          Principal markets          Ships

[Carnival Cruise Lines Logo]        Contemporary     North America                16

[Costa Logo]                        Contemporary     S. Europe / S. America        7

[Holland America Logo]              Premium          North America                10

[CUNARD Logo]                       Premium/Luxury   UK/North America              2

[Windstar Cruises Logo]             Luxury           North America                 4

[SEABOURN Logo]                     Luxury           North America                 4
                                                                                ------
                                                                                  43
                                                                                ------

CCL Financial Performance
================================================================================


        Compound annual growth           1990-2000
        -------------------------------------------
        Earnings                            15.2%
        Net capacity(1)                     11.8%
        -------------------------------------------



             [Carnival Corporation Net Income Graph]

               1990(2) --  $ 234 million
               2000    --  $ 965 million


-----------------------
Source: Company accounts and filings
Note:
(1)     Available berth days
(2)     1990 figure is income from continuing operations

                   ------------------------------------------
                     Gerry Cahill -- Chief Financial Officer
                   ------------------------------------------

CCL-POC -- The Best Combination
================================================================================

o Broad, complementary offering of well-established brands with expanded geographic reach

o  Carnival and Princess - highest unaided brand awareness in North America

o  Significant synergies

o  Sharing best practices

Pro-forma CCL-POC Fact Sheet
================================================================================

LTM(1)                          CCL          POC          CCL / POC
----------------------------------------------------------------------
Fleet size (ships)               43           18                 61

Passengers carried (000s)(2)  2,669          919              3,588
----------------------------------------------------------------------
Revenue (US$m)                4,427        2,451              6,877

EBITDA (US$m)                 1,440          495              1,935
----------------------------------------------------------------------
Market cap(3) (US$m)         16,002        3,619             18,576(4)

Net debt  (US$m)              1,505        1,380              4,895(4)

Net debt / market cap          9.4%        38.1%              26.4%
----------------------------------------------------------------------

-----------------------
Source: Company accounts and filings
Notes:
(1) CCL LTM to 31 August 2001 (as per US GAAP), POC LTM to 30 September 2001 (as per UK GAAP)
(2)     Passengers carried as per last annual report
(3)     As at close 14 December 2001
(4)     Pro-forma for equity and cash consideration in transaction

Core Brands By Segment
================================================================================

                                   [Graphics]


CCL:
North America:
-  Luxury:  Seabourn, Windstar Cruises
-  Luxury-Premium:  Cunard
-  Premium:  Holland America
-  Contemporary:  Carnival Cruise Lines
UK/Europe:
-  Luxury-Premium:  Cunard
-  Contemporary:  Costa

POC:
North America:
-  Premium-Contemporary:  Princess
UK/Europe:
-  Premium:   P&O Cruises, Arosa
-  Contemporary:  Aida

CCL Is The Most Profitable Operator
================================================================================

                 ===============================================
                       CCL --- The Better Partner For POC
                 ===============================================

EBIT margin                         Net Income margin
(LTM)(1)                                 (LTM)




[Graphic]                               [Graphic]

CCL -- 24.4%                            CCL -- 22.4%
POC -- 14.1%                            POC -- 10.9%
RCL -- 15.9%                            RCL -- 10.3%


-----------------------
Source:  Company accounts and filings
Notes:
(1)      CCL operating income net of impairment loss
(2)      CCL and RCL as per US GAAP, POC as per UK GAAP

CCL Is The Most Efficient Operator
================================================================================

Average cost per           EBIT /                             ROIC(2)
berth (US$ 000)(1)         Available berth days
                           (US$)


[Graphic]                  [Graphic]                         [Graphic]

CCL -- 136                 CCL -- 62                         CCL -- 12.9%
POC -- 158                 POC -- 42                         POC --  9.9%
RCL -- 164                 RCL -- 46                         RCL --  9.0%


-----------------------
Source: Company accounts and filings
Notes:
(1)     Gross ship PP&E net of construction in progress as at year end 2000
(2) ROIC is after-tax EBIT divided by return on average invested capital. POC intercompany creditor in 1999 accounts treated as debt
(3)     CCL and RCL as per US GAAP, POC as per UK GAAP

Historic Returns To Shareholders
================================================================================

CCL and RCL total shareholder returns


                    [Graphic]

                 ===============================================
                     Howard Frank -- Chief Operating Officer
                 ===============================================

                 ===============================================
                                The RCL Proposal
                 ===============================================

Why POC Should Not Accept RCL's Proposal
================================================================================

o  No premium and no cash

o  Inequitable share of economics
         POC shareholders will own 50.7% of the combined entity but contribute significantly more than this to the combined projected net earnings

Broker          Date                      2002               2003
-------------------------------------------------------------------------
SSSB            29 Nov 01                 64.4%              57.7%
Bear Stearns    9 Nov 01, 21 Nov 01       53.0%              57.7%
MS              21 Nov 01                 59.5%              45.7%
UBSW            5 Dec 01                  65.5%              59.6%
-------------------------------------------------------------------------

Disproportionate share of earnings and synergies accrue to RCL

WHY POC SHOULD NOT ACCEPT RCL'S PROPOSAL
================================================================================

o Is the best management in place?
         The most senior management positions in the combined group have been awarded to the RCL Chairman and CEO

o CCL and RCL total shareholder returns


                                   [graphics]

                                Last 5 years:
                                CCL:  93%
                                RCL:  41%
                                S&P 500 Composite:  67%

                                Last 12 months:
                                CCL:  7%
                                RCL:  (27)%
                                S&P 500 Composite:  (13)%

                                Source:  Datastream


-----------------------
 Source: Datastream

WHY POC SHOULD NOT ACCEPT RCL'S PROPOSAL
================================================================================

o No compensation for extra financial risk



                                   [graphics]

                                CCL today:  A2
                                POC pre-20 Nov:  Baa1
                                POC today:  Downgrade to Baa3
                                RCL pre-20 Nov:  Ba2

Note:
(1)  Credit Ratings as per Moody's Investors Service





                                CCL        POC        RCL
Net debt / EBITDA (LTM)        1.0X       2.8X        5.6X
Net debt / total book cap     18.7%      34.4%       53.3%

-----------------------
Note:
(1)      Credit ratings as per Moody's Investors Service

POISON PILLS
================================================================================

o The poison pills destroy value for POC shareholders

o Break Fee

         US$62.5 million break fee exceeds UK market norm
         Takeover Code maximum US$31 million (1% of market cap)

o Joint Venture

         Cruise operations do not start until 2003

         No commercial logic for concluding now and risking change of control liability

         Reported US$200 million cost of change of control excessive relative to POC's US$500 million equity contribution

o Total cost of US$262.5 million is equivalent to 26p per share

                 ===============================================
                               THE CARNIVAL OFFER
                 ===============================================

CCL -- PREVIOUS EXPRESSIONS OF INTEREST IN POC
================================================================================

o CCL has proposed to merge with POC both before and after spin off from P&O

o Most recently, Howard Frank called Peter Ratcliffe on 24 September 2001 to reiterate interest in pursuing a combination - no response received

o Offer communicated by letter on 13 December 2001

o POC rejects meeting, rejects Offer

TRANSACTION HIGHLIGHTS
================================================================================

o 200p in cash and 0.1361 CCL shares per POC share

o Current value of offer 456p(1) (US$26.47 per ADR)

o Offer to be increased by share of reduced cost of poison pills

o Mix and match election

o CCL willing to seek a listing for its shares on the LSE

o CCL willing to consider alternative structures, including DLC

-----------------------
Note:
(1)       CCL's closing share price as at 14 December 2001--US$27.30

CCL'S PRE-CONDITIONS
================================================================================

PRE-CONDITIONS                        COMMENT
--------------------------------------------------------------------------------
o Regulatory clearances               o Similar position to RCL/POC combination

o POC's EGM - deferred or not
  convened, or resolutions voted      o CCL cannot proceed with the Offer if
  down                                  RCL's proposal is approved
--------------------------------------------------------------------------------

CCL'S PRE-CONDITIONS
================================================================================

PRE-CONDITIONS                        COMMENT
--------------------------------------------------------------------------------
o Access to information given to RCL  o Would be available if Code transaction

o Cost to POC of terminating JV not   o Insufficient information available to
  exceeding US$200 million              date

o Committed funding being arranged    o Unnecessary cost given regulatory
                                        timetable - CCL has liquidity of
                                        approximately US$2.4 billion(1)
--------------------------------------------------------------------------------

Note:
(1)      Based on Q3 results

SIMILAR ANTITRUST APPROVAL ISSUES
================================================================================


o Both the CCL and RCL proposals are subject to clearance from relevant antitrust authorities

o Advice is that the regulatory risk for CCL is no greater than for RCL

CCL-RCL - US ANTITRUST COMPARED
================================================================================

                                  CCL            RCL          DIFFERENTIAL
--------------------------------------------------------------------------
North American Berths
         Contemporary            33,252        33,046         LESS THAN 1%
         Premium                 13,348        14,332            (7%)
                                 ------        ------
                                 46,600        47,378          (1.7%)
                                 ------        ------
         Luxury                   4,596             0

Net income(1) S$m)                1,004           324           210%
ROIC(2)                           12.9%          9.0%            43%
Market capitalisation(3) (US$m)  16,002         3,139           410%
--------------------------------------------------------------------------------

             Perception of CCL's greater size related more to profitability, not relevant to antitrust analysis, than berths

-----------------------
Notes:
(1)      LTM
(2)      For year end 2000
(3)      As at 14 December 2001
(4)     CCL and RCL as per US GAAP

EU ANTITRUST POSITION
================================================================================

Cruises make up a very small proportion of the wider vacation market in Europe

European outbound holiday volume totalled 209 million passengers in 1999 of which 173 million were long haul(1)

Total number of European cruise holidays was 1.9 million in 1999(2)

Cruise in Europe is in its infancy amounting to 1.1% of the wider, outbound vacation market and as such CCL believes that antitrust issues should not be a hurdle

-----------------------
 Notes:
 (1)     Source: European Travel Monitor
 (2)     Source: G.P Wild (International) Limited

CCL: A SUPERIOR DEAL FOR POC SHAREHOLDERS
================================================================================

CCL / POC                             RCL / POC
--------------------------------------------------------------------------------
o 44% premium to pre-DLC price        o No premium

o 200p cash                           o No cash

o Fully values POC                    o Undervalues POC

o Simple transaction                  o Complex structure

o Credible partner                    o Weak partner

o Strong balance sheet                o Highly geared, constrained balance sheet

--------------------------------------------------------------------------------

                Both transactions face similar regulatory issues

POC SHAREHOLDERS MUST ACT URGENTLY
================================================================================

                   IF POC SHAREHOLDERS APPROVE RCL'S PROPOSAL
                      CCL'S SUPERIOR OFFER CANNOT PROCEED



       Shareholders should instruct the board of POC to:

       o CHANGE ITS RECOMMENDATION TO CCL

       o DEFER OR ADJOURN OR NOT CALL EGM